PROXY CARD COMMON STOCK YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE ALL BALLOTS. YOU WILL RECEIVE A BALLOT FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. PLEASE CAST YOUR PROXY VOTE TODAY! SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern Time CONTROL NUMBER 12345678910 TORTOISE ENERGY INFRASTRUCTURE CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2014 The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held at 10:00 a.m., Central Time, May 28, 2014 at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. This proxy is solicited on behalf of the Board of Directors, and the proposals (set forth) have been proposed by the Board of Directors. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of the Company. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-751-6315. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on May 28, 2014. The proxy statement for this meeting is available at: http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

TORTOISE ENERGY INFRASTRUCTURE CORPORATION PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • A. Merger Proposals – The Board of Directors recommends a vote “FOR” the Proposals below. FOR AGAINST ABSTAIN 1) To approve the merger of Tortoise Energy Capital Corporation with and into the Company, including the issuance of additional shares of the Company’s common stock in connection therewith. O O O 2) To approve the merger of Tortoise North American Energy Corporation with and into the Company, including the issuance of additional shares of the Company’s common stock in connection therewith. O O O B. Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below. FOR WITHHOLD 3) Nominee: (a) Conrad S. Ciccotello O O (b) Terry C. Matlack O O C. Other Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below. FOR AGAINST ABSTAIN 4) Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2014 annual meeting of stockholders. O O O 5) Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2014. O O O 6) To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed. D. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance – Please mark the circle below. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD PREFERRED STOCK YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE ALL BALLOTS. YOU WILL RECEIVE A BALLOT FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. PLEASE CAST YOUR PROXY VOTE TODAY! SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern Time CONTROL NUMBER 12345678910 TORTOISE ENERGY INFRASTRUCTURE CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2014 The undersigned holder of preferred shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held at 10:00 a.m., Central Time, May 28, 2014 at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. This proxy is solicited on behalf of the Board of Directors, and the proposals (set forth) have been proposed by the Board of Directors. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of the Company. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-751-6315. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on May 28, 2014. The proxy statement for this meeting is available at: http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

TORTOISE ENERGY INFRASTRUCTURE CORPORATION THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • A. Merger Proposals – The Board of Directors recommends a vote “FOR” the Proposals below. FOR AGAINST ABSTAIN 1) To approve the merger of Tortoise Energy Capital Corporation with and into the Company, including the issuance of additional shares of the Company’s common stock in connection therewith. O O O 2) To approve the merger of Tortoise North American Energy Corporation with and into the Company, including the issuance of additional shares of the Company’s common stock in connection therewith. O O O B. Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below. FOR WITHHOLD 3) Nominee: (a) Conrad S. Ciccotello O O (b) Terry C. Matlack O O C. Other Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below. FOR AGAINST ABSTAIN 4) Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2014 annual meeting of stockholders. O O O 5) Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2014. O O O 6) To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed. D. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance – Please mark the circle below. O

THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern Time TORTOISE NORTH AMERICAN ENERGY CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2014 The undersigned holder of common shares of Tortoise North American Energy Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise North American Energy Corporation to be held at 10:00 a.m., Central Time, May 28, 2014 at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. This proxy is solicited on behalf of the Board of Directors, and the proposals (set forth) have been proposed by the Board of Directors. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of the Company. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-751-6315. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on May 28, 2014. The proxy statement for this meeting is available at: http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

TORTOISE NORTH AMERICAN ENERGY CORPORATION THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • A. Merger Proposals – The Board of Directors recommends a vote “FOR” the Proposals below. FOR AGAINST ABSTAIN 1) To approve the merger of the Company with and into Tortoise Energy Infrastructure Corporation. O O O B. Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below. FOR WITHHOLD 2) Nominee: (a) Conrad S. Ciccotello O O (b) Terry C. Matlack O O C. Other Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below. FOR AGAINST ABSTAIN 3) Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2014 annual meeting of stockholders. O O O 4) Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2014. O O O 5) To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed. D. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance – Please mark the circle below. O

THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern Time TORTOISE ENERGY CAPITAL CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2014 The undersigned holder of common shares of Tortoise Energy Capital Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held at 10:00 a.m., Central Time, May 28, 2014 at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. This proxy is solicited on behalf of the Board of Directors, and the proposals (set forth) have been proposed by the Board of Directors. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of the Company. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-751-6315. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on May 28, 2014. The proxy statement for this meeting is available at: http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

TORTOISE ENERGY CAPITAL CORPORATION THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • A. Merger Proposals – The Board of Directors recommends a vote “FOR” the Proposals below. FOR AGAINST ABSTAIN 1) To approve the merger of the Company with and into Tortoise Energy Infrastructure Corporation. O O O B. Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below. FOR WITHHOLD 2) Nominee: (a) Conrad S. Ciccotello O O (b) Terry C. Matlack O O C. Other Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below. FOR AGAINST ABSTAIN 3) Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2014 annual meeting of stockholders. O O O 4) Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2014. O O O 5) To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed. D. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance – Please mark the circle below. O

THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern Time TORTOISE ENERGY CAPITAL CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2014 The undersigned holder of preferred shares of Tortoise Energy Capital Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held at 10:00 a.m., Central Time, May 28, 2014 at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. This proxy is solicited on behalf of the Board of Directors, and the proposals (set forth) have been proposed by the Board of Directors. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of the Company. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-751-6315. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on May 28, 2014. The proxy statement for this meeting is available at: http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

TORTOISE ENERGY CAPITAL CORPORATION THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • A. Merger Proposals – The Board of Directors recommends a vote “FOR” the Proposals below. FOR AGAINST ABSTAIN 1) To approve the merger of the Company with and into and Tortoise Energy Infrastructure Corporation. O O O B. Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below. FOR WITHHOLD 2) Nominee: (a) Conrad S. Ciccotello O O (b) Terry C. Matlack O O C. Other Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below. FOR AGAINST ABSTAIN 3) Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2014 annual meeting of stockholders. O O O 4) Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2014. O O O 5) To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed. D. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance – Please mark the circle below. O

THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]